SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 31, 1997

                        Commission File Number 000-23386

                          CRYO-CELL INTERNATIONAL, INC.
                 ----------------------------------------------
                 (Name of Small Business Issuer in its charter)


                 DELAWARE                               22-3023093
    ---------------------------------               -------------------
      (State or other jurisdiction                    (I.R.S. Employer
    of incorporation or organization)               Identification No.)


           3165 MCMULLEN BOOTH ROAD, BUILDING 5, CLEARWATER, FL 33761
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


           Issuer's phone number, including area code: (813) 723-0333


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On October 31, 1997 the Company filed a multi-count lawsuit in United States District Court, Northern District of New York, Albany, New York, claiming that Stainless Design Corporation of Saugerties, New York, and one of its officers breached its contract among other things, with the Company in relation to the manufacture of cellular storage systems. The attorneys will determine damages.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CRYO-CELL INTERNATIONAL, INC.


Date:  November 18, 1997                    By: /s/ BRIAN K. BURKE
                                               ----------------------------
                                                Brian K. Burke
                                                Vice President and Chief
                                                Financial Officer